Other Long-Term Liabilities - Schedule of Other Long-Term Liabilities (Details) - CAD ($) $ in Thousands		Dec. 31, 2024	Dec. 31, 2023
Other Long-Term Liabilities - Schedule of Other Long-Term Liabilities (Details) [Line Items]
Deferred revenue	[1]	$ 185,400	$ 224,329
Accrued benefit liabilities (Note 32)		70,474	71,365
Uncertain tax positions		175	175
Decommissioning liabilities	[2]	1,795	2,463
Lease liabilities		31,337	31,122
Other long-term liabilities		$ 289,181	$ 329,454

[1]	Remaining performance obligations, which the Company also refers to as contract revenue backlog (“backlog”) represents the expected future revenue under existing customer contracts, includes both cancellable and non-cancellable contracts, and any deferred revenue that will be recognized in the future in respect to cash already received. The Company does not include revenue beyond the stated expiration of the contract regardless of potential for renewal.
[2]	The current and long-term decommissioning liabilities on property and equipment were $2.7 million (December 31, 2023 — $2.7 million). The decommissioning liabilities are for the restoration of leased buildings and teleports. During the year ended December 31, 2024, $0.1 million of interest expense was recorded on decommissioning liabilities (December 31, 2023 — $Nil). During the year ended December 31, 2024 there were no decommissioning liabilities derecognized (December 31, 2023 — $0.9 million). It is expected that the decommissioning liabilities will mature between 2025 and 2062.